EXHIBIT 10.34

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Termination Agreement

This Termination Agreement (this “Termination Agreement”) effective as of May 2, 2011 (the “Termination Date”) is by and between RIGEL PHARMACEUTICALS, INC., 1180 Veterans Boulevard, South San Francisco, California 94080, a corporation organized under the laws of the state of Delaware, United States of America (“RIGEL”), and PFIZER INC., a corporation organized under the laws of the State of Delaware, United States of America, 235 East 42nd Street, New York, New York, 10017, U.S.A. (“PFIZER”).

WHEREAS, on January 18, 2005, PFIZER and RIGEL entered into the Collaborative Research and License Agreement (the “License Agreement”);

WHEREAS, PFIZER and RIGEL now desire to terminate the License Agreement, all on the terms and conditions set forth in this Termination Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, RIGEL and PFIZER hereby agree as follows:

1.                                       DEFINITIONS.  For purposes of this Termination Agreement, the following definitions shall be applicable:

1.1                                 “Affiliate” shall have the meaning set forth in the License Agreement.

1.2                                 “Materials” means the materials, active pharmaceutical ingredients, formulations, clinical trial material or Product containing the Compound, R343, as such Materials exist as of the Termination Date  that are referenced on Exhibit A.

1.3                                 “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.4                                 “Product” shall have the meaning set forth in the License Agreement.

1.5                                 “Product Documents” shall mean the data and documents set forth on Exhibit B, as such Exhibit B may be amended pursuant to Section 3.2.

Any defined terms contained in this Termination Agreement that are not defined hereunder shall have the meaning assigned to those terms in the License Agreement.

2.                                       TERMINATION.  Effective as of the Termination Date, the License Agreement, and all rights and obligations of both parties under Section 5.1 of the License Agreement are hereby terminated.

3.                                       LICENSES; ASSIGNMENT.

3.1                                 Patents and Know-How.  Pfizer hereby assigns to Rigel those Pfizer Patents described on Exhibit C, attached.  To the extent not assigned, subject to the terms and conditions of this Termination Agreement and the provisions of Section 9.5(iv) of the License Agreement, PFIZER hereby grants to RIGEL, an exclusive, perpetual, royalty-free license (with the right to grant sublicenses) and to enforce the patents and patent applications, under Pfizer Patents and Pfizer Know-How, to make, have made, use, import, offer for sale and sell, Compounds (as defined as of the Effective Date) and Products comprising the Compounds, for any mode of administration and any indication.  No license is implied beyond the scope specifically granted above.

3.2                                 Transfer of Product Documents.  Pfizer shall transfer to Rigel the Product Documents in accordance with the terms of this Agreement.   Rigel shall have the right to use the Product Documents and the information contained therein as it sees fit in the development and commercialization of products.  Pfizer shall have no liability whatsoever for the inaccuracy or incompleteness of the Product Documents.  Rigel shall have no liability to reimburse Pfizer with respect to expenses incurred in transferring such Product Documents, other than for out-of-pocket expenses.  During [ * ] following the Termination Date the parties agree to discuss in good faith (to the extent [ * ]) whether any additional data and documents that PFIZER may have in its possession that would fulfill the definition Product Documents under Section 9.5(a)(ii) of the License Agreement should be included as Product Documents (as defined hereunder), and to amend Exhibit B to add such data and documents as appropriate.

3.3                                 Transfer of Materials.  PFIZER shall transfer to RIGEL the Materials and hereby grants to Rigel the right to use the Materials as RIGEL sees fit in the development and commercialization of products.  It is understood that this right to use the Materials is subject to the limitations of Section 9.5(iv) of the License Agreement and Section 3.1 of this Termination Agreement.  PFIZER shall have no liability whatsoever for the quality or suitability for use of such Materials.  Rigel shall reimburse PFIZER all reasonable expenses incurred in connection with the shipment of the Materials to the destination requested by RIGEL.

3.4                                 [ * ].  [ * ] hereby agrees, subject to the conditions set forth hereunder, that it will [ * ] or [ * ] for [ * ] and [ * ].  In addition, [ * ] hereby agrees, subject to the conditions set forth hereunder, that it will [ * ] or [ * ] or [ * ] for [ * ] (a) [ * ] in [ * ], expressly excluding [ * ] of the [ * ] (unless [ * ] in [ * ] is [ * ]), and (b) [ * ] in [ * ], but not including, [ * ], provided, however, that [ * ] exclude [ * ], and any [ * ] that would [ * ] (unless [ * ] is [ * ]).  The [ * ] do not apply to [ * ] or [ * ] other than [ * ] and [ * ] expressly described herein.   The foregoing [ * ] applies to [ * ] or [ * ], and does not extend to [ * ] or [ * ].  [ * ] understands and agrees that [ * ] regarding [ * ] and [ * ], including [ * ] and [ * ], to the extent [ * ] as of the Termination Effective Date, are [ * ] and except as provided hereunder, subject to [ * ] under the License Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.                                       TRANSITION.

4.1                                 Transition Manager.  PFIZER and RIGEL have each appointed a person to oversee and manage the transition of the Product Documents and Materials (each a “Transition Manager”, and such transition, the “Transition”).  RIGEL’s Transition Manager is [ * ], and PFIZER’s Transition Manager is [ * ].  Each party’s Transition Manager, shall be the primary contact for each party with respect to such Transition activities, and PFIZER and RIGEL agree, to the extent not prepared by the Termination Date, to work together in good faith to prepare an activity plan (the “Transition Plan”) that includes a detailed plan of execution of the transfer by PFIZER to RIGEL of the Product Documents either as hard copy, electronic copy (either data room, FTP or DVD) or a combination of both, and to transfer to RIGEL the Materials.  The Transition Plan shall incorporate the key elements set forth on Exhibit D, including a detailed timeline that ensures completion of the Transition by [ * ].

4.2                                 Access to Pfizer Personnel.  RIGEL acknowledges that [ * ] research and development of Compounds and Products will [ * ] after the Termination Date.  To the extent the Transition has not been completed by [ * ], RIGEL may contact each of the following individuals during a period ending the earlier of (a) [ * ] following the Termination Date and (b) the date when [ * ] is [ * ] (i.e. [ * ]) and [ * ], for the sole purpose of completing the Transition.  PFIZER will use reasonable efforts to ensure the named colleagues are available for Transition purposes during this time period on reasonable notice during normal business hours [ * ], however, if [ * ] is [ * ] and [ * ] following the Termination Date, and Rigel requests Transition assistance in that functional area, then Pfizer will use reasonable efforts to make available [ * ] to serve as Rigel’s contact for the Transition in such functional area.

CMC (Pharmaceutical  Sciences)- [ * ]

Clinical Trials — [ * ]

Toxicology — [ * ]

Non Clinical Pharmacology — [ * ]

Regulatory- [ * ]

Miscelaneous — [ * ]

Except as provided above, any additional Transition or consultations concerning the Compounds and Products will be provided at the sole discretion of PFIZER.

5.                                       RELEASE; DISCLAIMER; SURVIVAL.

5.1                                 RELEASE.  In consideration of the covenants and agreements contained herein, and on behalf of their Affiliates, successors, heirs, executors, administrators, and assigns, RIGEL hereby fully and forever releases and discharges PFIZER and its Affiliates, and PFIZER hereby fully and forever releases and discharges RIGEL and its Affiliates, from any and all claims, demands, liabilities, obligations, responsibilities, suits, actions and causes of action, known or unknown, past, present or future, or otherwise, arising out of or relating to the License Agreement or a party’s rights and obligations under the License Agreement; provided, however, that the foregoing release does not discharge any rights or obligations set forth in this Termination Agreement, including the surviving obligations of the License Agreement referenced in Section 5.2 hereunder.  The parties agree that this Termination Agreement is in full

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and complete settlement of the rights and obligations of the parties in connection with the License Agreement.

5.2                                 Survival. The provisions of Articles, 8, 11 and Sections 5.2, 7.1 and 9.5(iv) of the License Agreement, together with any sections referenced in such surviving provisions to the extent to give them effect, shall survive this Termination Agreement.

5.3                                 Disclaimer of Liability.  IN NO EVENT SHALL ANY PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE UNDER THIS AGREEMENT FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, SUFFERED BY PFIZER, RIGEL OR ANY OF THEIR RESPECTIVE REPRESENTATIVES, UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT OF ANY SUCH DAMAGES PAID TO A THIRD PARTY AS PART OF A THIRD PARTY CLAIM. ALL TRANSFERS HEREUNDER, INCLUDING THOSE WITH RESPECT TO THE REVERSIONS HEREUNDER, AND THE TRANSFER OF PRODUCT FILINGS, DOCUMENTS AND MATERIALS MADE HEREUNDER IS BEING MADE ON AN “AS IS” BASIS.  NEITHER PFIZER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO ANY TRANSFERS, OR PATENT APPLICATIONS, RESULTING PATENTS, PRODUCT DOCUMENTS, MATERIALS OR ANY TECHNOLOGY RELATED THERETO, INCLUDING WITH RESPECT TO PATENTABILITY.  RIGEL EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

6.                                       MISCELLANEOUS.

6.1                                 Assignment.  Neither this Termination Agreement nor any interest hereunder shall be assignable by either party, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except a party may make such an assignment without the other party’s consent to Affiliates or to a successor to substantially all of the business of such party to which this Termination Agreement relates, whether in merger, sale of stock, sale of assets or other transaction.  This Termination Agreement shall be binding upon the successors and permitted assigns of the parties, and the name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Termination Agreement.  Any assignment not in accordance with this Section 6.1 shall be void.

6.2                                 Further Actions.  Each party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Termination Agreement.

6.3                                 Force Majeure.  Neither party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Termination Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence. It shall notify the other party promptly

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all commercially reasonable efforts to resume performance of its obligations as soon as practicable, provided, however, that neither party shall be required to settle any labor dispute or disturbance.

6.4                                 Notices.  Notices and other communications hereunder (including, without limitation, any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by nationally recognized express courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

If to RIGEL:	RIGEL PHARMACEUTICALS, INC.
1180 Veterans Blvd.
South San Francisco, CA 94080
	Attention:	Dolly A. Vance, EVP, Corporate Affairs and General Counsel
	Facsimile:	(650) 624-1133

with a copy to:	RIGEL PHARMACEUTICALS, INC.
1180 Veterans Blvd.
South San Francisco, CA 94080
	Attention:	Raul Rodriguez, President and COO
	Facsimile:	(650) 624-1133

If to PFIZER:	Pfizer Inc.
235 East 42nd Street
New York, New York 10017-5755
	Attention:	Executive Vice President and General Counsel
	Facsimile:	(212) 309-0874

with a copy to:	Pfizer Inc.
235 East 42nd Street
New York, New York 10017-5755
	Attention:	President, Worldwide Research & Development
Facsimile: (212) 309-0515

6.5                                 Amendment.  No amendment, modification or supplement of any provision of this Termination Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each party.

6.6                                 Waiver.  No provision of the Termination Agreement shall be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party. The waiver by either of the parties of any breach of any provision hereof by the other party shall

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

6.7                                 Severability.  If any clause or portion thereof in this Termination Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Termination Agreement, as it is the intent of the parties that this Termination Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Termination Agreement shall be construed as if such clause of portion thereof had never been contained in this Termination Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the parties as expressed in this Termination Agreement to the fullest extent permitted by applicable law.

6.8                                 Descriptive Headings.  The descriptive headings of this Termination Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Termination Agreement.

6.9                                 Governing Law.  This Termination Agreement shall be governed by and interpreted in accordance with the substantive laws of the United States of America and the State of Delaware, without regard to conflict of law principles thereof.

6.10                           Entire Agreement of the Parties.  This Termination Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, among the parties respecting the subject matter hereof and thereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF the parties hereto have caused this Termination Agreement to be executed by their duly authorized officers effective as of the Termination Date.

RIGEL PHARMACEUTICALS, INC.		PFIZER INC.

By:	/s/ Raul R. Rodriguez	By:	/s/ Douglas E. Giordano

Raul R. Rodriguez		Douglas E. Giordano

President & Chief Operating Officer		Senior Vice President, Worldwide Business Development

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

(Materials)

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

(Product Documents)

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit C

(PFIZER Patents)

THIS ASSIGNMENT is made the                 day of                 2011

BETWEEN:

(1)                                  PFIZER LIMITED, a company incorporated in England (registered number 526209) whose registered office is at Ramsgate Road, Sandwich, Kent CTl3 9NJ, United Kingdom (“the Assignor”); and

(2)                                  RIGEL PHARMACEUTICALS, INC., a Delaware Corporation with its offices at 1180 Veterans Boulevard, South San Francisco, California 94080, United States of America (the “Assignee”).

WHEREAS:

(A)                              The Assignor and Assignee are parties to a Collaborative Research and License Agreement dated 18 January 2005 (the “Agreement”).

(B)                                The Assignor is the applicant for, and beneficial owner of the patent applications listed in Schedule A (the “Applications”).

(C)                                In view of the termination of the Agreement, the Assignor has agreed to assign to the Assignee all of its right, title and interest in the Applications and any patents that may derive from them, together with reissuances, continuations, divisions, revisions, extensions, and reexaminations thereof.

IT IS AGREED as follows:

Section 1. 1. Assignment

In consideration of the sum of one pound (£1) now paid by the Assignee to the Assignor, the receipt of which is hereby acknowledged by the Assignor, the Assignor assigns to the Assignee absolutely all of its right, title and interest in the Applications and any patents that may derive from them, together with reissuances, continuations, divisions, revisions, extensions, and reexaminations thereof.

Section 2. 2. Assignor’s obligations

The Assignor agrees with the Assignee:

at the request and expense of the Assignee, to execute all documents and do such other acts and things that the Assignee may reasonably require in order for the Assignee to pursue the Applications.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 3. 3. Exclusion of warranty as to validity and infringement

The Assignor does not make any representation or give any warranty or undertaking that any patents that may be granted in respect of the Applications will be valid, or that any invention defined by the claims of the Applications does not infringe any valid and subsisting patent or other rights held by a third patty.

Section 4. 4. General

(a)                                  To the extent of any conflict between this Assignment and the Agreement, the Agreement shall control.

(b)                                 This Assignment shall be governed by and construed in accordance with the laws of England and the parties submit to the exclusive jurisdiction of the English Courts.

(c)                                  This document is one of two identical documents which are being executed concurrently, and either one of these documents shall be fully enforceable independent of the other.

EXECUTED by the parties:

Signed by:
For and on behalf of PFIZER LIMITED

Name(printed):
Title (printed):
Dated:

Signed by:
For and on behalf of RIGEL PHARMACEUTICALS, INC.

Name(printed):
Title (printed):
Dated:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule A

Country	Case Type	Filing Type	Natl Filing Date	Application Number	Application Date	Sub Status	Agent
[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

(Transition Plan)

• Pfizer shall complete transition of the Product Documents and Materials to Rigel by [ * ].

• Rigel and Pfizer may amend Exhibit B (Product Documents), as appropriate, during [ * ] following the Termination Date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.